UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. ______)

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SeaStar Medical Holding Corporation
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! SeaStar Medical Holding Corporation Annual Meeting of Stockholders Thursday, July 3, 2025 10:00 AM, Mountain Time Annual meeting to be held live via the internet - please visit www.proxydocs.com/ICU for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ICU For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ICU To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 23, 2025. SEE REVERSE FOR FULL AGENDA Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On July 3, 2025 For Stockholders of record as of May 5, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/ICU Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

SeaStar Medical Holding Corporation Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4 AND 5 PROPOSAL 1. To elect two Class III Directors to serve until the 2028 annual meeting of stockholders, or until their successors shall have been duly elected and qualified. 1.01 Eric Schlorff 1.02 Kenneth Van Heel 2. To approve an amendment and restatement of the Company's 2022 Omnibus Equity Incentive Plan (the "Plan") to (i) increase the number of authorized shares of common stock ("Common Stock") from 570,457, as adjusted for a 1-for-25 reverse stock split, to 2,070,457 and (ii) remove the evergreen provision. 3. To approve, in accordance with applicable rules of the Nasdaq Stock Market, the potential future sale and issuance of shares of our common stock to Lincoln Park Capital Fund, LLC and its affiliates ("Lincoln Park") in accordance with the pricing terms set forth in the common stock purchase agreement dated April 25, 2025 (the "Lincoln Park Purchase Agreement") that would result in Lincoln Park owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale. 4. To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2025. 5. To adjourn or postpone the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, any of the proposals described above. 6. To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.